UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 5, 2018

Longfin Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38192	81-5312393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16-017, 85 BROAD STREET, NEW YORK, NY	10004
(Address of Principal Executive Offices)	(Zip Code)

(646) 202-9550

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01	Change in Registrant’s Certifying Accountant

On April 5, 2018, Longfin Corp. (the “Company”) was notified that its independent registered public accounting firm, CohnReznick LLP (“CohnReznick”) had resigned its engagement with the Company, which resignation was effective immediately. CohnReznick was engaged by the Company on February 7, 2018. CohnReznick’s resignation as the Company’s independent registered public accounting firm was accepted by the Audit Committee of the Company on April 5, 2018.

During the period from February 1, 2017 to December 31, 2017, the financial statements for which period were audited by CohnReznick, and in the subsequent interim period from February 7, 2018 to April 5, 2018 when CohnReznick was the auditor of record, (i) there were no disagreements with CohnReznick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to CohnReznick’s satisfaction, would have caused CohnReznick to make reference in connection with its opinion to the subject matter of the disagreement, and (ii) there were no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K. CohnReznick audited the financial statements for the year ended December 31, 2017, which had been prepared assuming that the Company would continue as a going concern and included an explanatory paragraph regarding the Company’s ability to continue as a going concern. Other than the going concern explanatory paragraph, the report of CohnReznick on the Company’s financial statements as of and for the period ended December 31, 2017 did not contain an adverse opinion or a disclaimer of an opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. Concurrently with the issuance of its report on its audit of the Company’s financial statements for the year ended December 31, 2017, CohnReznick advised the Company that material weaknesses in internal control over financial reporting existed.

Attached as Exhibit 16.1 is a letter from CohnReznick addressed to the Securities and Exchange Commission stating that it concurs with the statements made by the Company with respect to CohnReznick in this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter of CohnReznick LLP to the SEC dated April 5, 2018

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2018

LONGFIN CORP.

By:	/s/ Venkata Meenavalli
Name:	Venkata Meenavalli
Title:	Chairman

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